UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2016

Diebold, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio	44720-8077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 30, 2016, Diebold, Incorporated (“Diebold”) announced the commencement of an offering of $500 million of senior notes due 2024 (the “Notes”) in an offering exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) in connection with the previously announced potential acquisition (the “Acquisition”) of Wincor Nixdorf Aktiengesellschaft, a German public stock corporation (“Wincor Nixdorf”). The Notes will be guaranteed by certain of Diebold’s existing and future domestic subsidiaries.

Diebold is hereby furnishing the following information regarding its business, some of which has not been previously reported (including certain supplemental disclosure regarding Diebold’s business, such as capitalization information and certain unaudited pro forma condensed combined financial information), derived from the confidential preliminary offering memorandum, dated as of April 1, 2016, that is being circulated in connection with the offering of the Notes. In addition, Diebold is hereby disclosing certain financial information of Wincor Nixdorf in connection with the Acquisition. This information is included in Exhibit 99.1 hereto and is incorporated herein by reference.

References to the following terms in Exhibit 99.1 will have the meanings specified below, unless the context otherwise requires:

•	references to “we,” “our,” “us,” the “Company” and “Diebold” refer to Diebold, Incorporated and its consolidated subsidiaries, both before and after the consummation of the Acquisition;

•	references to “Wincor Nixdorf” refer to Wincor Nixdorf and its consolidated subsidiaries;

•	references to “combined company” refer to Diebold, Incorporated and its consolidated subsidiaries after the consummation of the Acquisition;

•	references to “the Transactions” mean (i) the Acquisition and the related Acquisition financing, including the issuance of the Notes, and (ii) the refinancing of certain of Diebold’s and Wincor Nixdorf’s outstanding indebtedness at the time of the closing of the Acquisition;

•	references to “GAAP” mean generally accepted accounting principles in the United States of America, and references to “IFRS” mean International Financial Reporting Standards as issued by the International Accounting Standards Board (“IASB”); and

•	references to “Senior Credit Facility” mean a certain credit agreement, under which Diebold and certain of its subsidiaries are borrowers or guarantors, dated as of November 23, 2015 (as amended, supplemented and otherwise modified), with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other persons party thereto, which is comprised of (i) a revolving facility in a principal amount of up to $520 million (the “Revolving Facility”), (ii) a $230.0 million term loan A facility (the “Term Loan A Facility”), (iii) a senior secured delayed draw term A loan facility for $250.0 million (the “Delayed Draw Term Loan A Facility”), and (iv) a senior secured term B loan, which we anticipate will be funded by a tranche that provides for borrowings of up to $1,100.0 million in principal amount and a tranche that provides for borrowings of up to €200.0 million in principal amount (the “Term Loan B Facility”).

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Notes and related guarantees are being offered only to qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

The information contained in or incorporated by reference from Exhibit 99.1 hereto into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Excerpts from Confidential Preliminary Offering Memorandum, dated as of April 1, 2016, in connection with the Notes offering

Important Information for Investors and Shareholders Relating to the Proposed Acquisition of Wincor Nixdorf

In connection with the proposed Acquisition, Diebold has made an offer for all ordinary shares of Wincor Nixdorf (the “tender offer”) and filed a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”), which was declared effective by the SEC on February 5, 2016, that includes a prospectus of Diebold to be used in connection with the tender offer. In addition, on February 4, 2016, the German Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht, “BaFin“) approved the publication of the German offer document in connection with the tender offer (the “offer document“). Diebold has published the offer document on February 5, 2016. The acceptance period for the tender offer expired at the end of March 22, 2016 (Central European Time), and a statutory additional acceptance period has begun on March 30, 2016, and will end on April 12, 2016, 24:00 hours (Central European Summer Time).

INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROSPECTUS RELATING TO THE TENDER OFFER AND THE OFFER DOCUMENT, AS WELL AS OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC OR BaFin OR PUBLISHED AT DIEBOLD’S WEBSITE at www.diebold.com UNDER THE INVESTOR RELATIONS SECTION, REGARDING THE PROPOSED BUSINESS COMBINATION AND THE TENDER OFFER BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the prospectus relating to the tender offer, an English translation of the offer document, and other related documents filed by Diebold with the SEC on the SEC’s website at www.sec.gov. The prospectus relating to the tender offer and other documents relating thereto may also be obtained for free by accessing Diebold’s website at www.diebold.com under the Investor Relations section. You may obtain a free copy of the offer document on BaFin’s website at www.bafin.de, and, along with an English translation thereof, at Diebold’s website at www.diebold.com under the Investor Relations section. Further, you may obtain a copy of the offer document free of charge from Deutsche Bank Aktiengesellschaft, Taunusanlage 12, 60325 Frankfurt am Main, Germany, or by e-mail to dct.tender-offers@db.com or by telefax to +49 69 910 38794.

This document is neither an offer to purchase nor a solicitation of an offer to sell shares of Wincor Nixdorf or Diebold. Terms and further provisions regarding the tender offer are disclosed in the offer document, which was published on February 5, 2016, and in related documents filed or that will be filed with the SEC. Investors and holders of Wincor Nixdorf shares, or of such instruments conferring a right to directly or indirectly acquire Wincor Nixdorf shares, are strongly encouraged to read the prospectus relating to the tender offer, the offer document and all documents in connection with the tender offer because these documents contain important information.

No offering of Diebold shares will be made except by means of a prospectus meeting the requirements of section 10 of the U.S. Securities Act of 1933, as amended, and a German offer document in accordance with applicable European regulations, including the German Securities Acquisition and Takeover Act and the German Securities Prospectus Act (Wertpapierprospektgesetz). Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the tender offer would not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Cautionary Statement on Forward-Looking Statements

Statements that are included in this Current Report on Form 8-K that are not reported financial results or other historical information are “forward-looking statements.” Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, statements regarding the Acquisition, the other Transactions, our expected future performance (including expected results of operations and financial guidance), and our future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “will,” “believes,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations or similar expressions. These statements are used to identify forward-looking statements. These forward-looking statements reflect our current views with respect to future events and involve significant risks and uncertainties that could cause actual results to differ materially.

Although we believe that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, our knowledge of our business and key performance indicators that impact our business, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Some of the risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements include:

•	Diebold’s ability to successfully consummate the Acquisition and other Transactions;

•	the ability to integrate the operations of Diebold and Wincor Nixdorf, the success of the combined company’s pricing and operating strategy and the ability to realize synergies;

•	the combined company’s future business, financial condition and results of operations;

•	the effects of governmental regulation on the combined company’s businesses or the Acquisition;

•	the ability to obtain regulatory approvals and meet other conditions to the Acquisition on a timely basis;

•	the success of Diebold’s strategic business alliance with Securitas AB;

•	Diebold’s ability to reduce stranded costs related to its electronic security business from its ongoing operations;

•	competitive pressures, including pricing pressures and technological developments;

•	changes in the combined company’s relationships with customers, suppliers, distributors and/or partners in its business ventures;

•	changes in political, economic or other factors such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the combined company’s businesses;

•	global economic conditions, including any additional deterioration and disruptions in the financial markets due to bankruptcies, restructurings or consolidations of financial institutions or otherwise, which could reduce the combined company’s customer base and/or adversely affect its customers’ ability to make capital expenditures, as well as adversely impact the availability and cost of credit;

•	acceptance of the combined company’s product and technology introductions in the marketplace;

•	the combined company’s ability to maintain effective internal controls over financial reporting;

•	changes in Diebold’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions could negatively impact foreign and domestic taxes;

•	unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments;

•	changes in demand for financial self-service technologies, products and services;

•	potential disruptions, breaches or other violations of the combined company’s information technology systems;

•	the investment performance of the combined company’s pension plan assets, which could require an increase in pension contributions, and significant changes in healthcare costs, including those that may result from government action;

•	Diebold’s ability to achieve benefits from its cost-reduction initiatives and other strategic changes, including its multi-year realignment plan and other restructuring actions, as well as its business process outsourcing initiative;

•	Wincor Nixdorf’s ability to achieve benefits from its restructuring program; and

•	other factors discussed elsewhere in this Current Report on Form 8-K.

All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf concerning the Acquisition or other matters addressed in this Current Report on Form 8-K are expressly qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof.

Furthermore, in light of ongoing difficult macroeconomic conditions, both globally and in the industries in which we operate, it is particularly difficult to forecast results, and any estimates or forecasts of particular periods that are provided in this Current Report on Form 8-K are uncertain. We expressly disclaim and do not assume any liability in connection with any inaccuracies in any of the forward-looking statements in this document or in connection with any use by any third party of such forward-looking statements. Actual results could differ materially from those anticipated in such forward-looking statements. Except to the extent required by applicable law or regulation, we undertake no obligation to update any of these forward-looking statements to reflect events or circumstances, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2016

DIEBOLD, INCORPORATED

By	/s/ Christopher A. Chapman
Name: Christopher A. Chapman
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Excerpts from Confidential Preliminary Offering Memorandum, dated as of April 1, 2016, in connection with the Notes offering